UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2017

CHF SOLUTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	001-35312 (Commission File No.)	68-0533453 (IRS Employer Identification No.)

12988 Valley View Road

Eden Prairie, Minnesota 55344

(Address of Principal Executive Offices)  (Zip Code)

(952) 345-4200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 23, 2017, Sunshine Heart, Inc. changed its name to CHF Solutions, Inc. (the “Company”) by filing a certificate of amendment (“Certificate of Amendment”) to its Fourth Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Name Change”).  No other amendments were made to the Company’s Fourth Amended and Restated Certificate of Incorporation.  The Company also amended and restated its bylaws to reflect the Name Change. The Certificate of Amendment and Second Amended and Restated Bylaws are attached here to as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Additionally, effective at the open of the market on May 24, 2017, the Company’s trading symbol for its shares of common stock on the Nasdaq Capital Market will change from “SSH” to “CHFS”.  In connection with the Name Change, the new CUSIP numbers for the Company’s common stock, Series E Convertible Preferred Stock and the warrants issued in the Company’s underwritten public offering that closed on April 24, 2017 are 12542Q 102, 12542Q 201 and 12542Q 128, respectively.

Item 7.01     Regulation FD Disclosure.

On May 23, 2017, the Company issued a press release announcing the Name Change.  A copy of the press release is furnished herewith as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished, shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d)

Exhibit No.	Description
3.1	Certificate of Amendment to Fourth Amended and Restated Certificate of Incorporation, as amended, of CHF Solutions, Inc.

3.2	Second Amended and Restated Bylaws of CHF Solutions, Inc.

99.1	Press Release dated May 23, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2017	CHF SOLUTIONS, INC.

	By:	/s/ CLAUDIA DRAYTON
	Name:	Claudia Drayton
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to Fourth Amended and Restated Certificate of Incorporation, as amended, of CHF Solutions, Inc.

3.2	Second Amended and Restated Bylaws of CHF Solutions, Inc.

99.1	Press Release dated May 23, 2017